EXHIBIT 32

Certification of Periodic Report

Pursuant to 18 U.S.C. Section 1350

As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to, and for purposes only of, 18 U.S.C. § 1350, the undersigned hereby certify that (i) the Quarter Report of Shore Bancshares, Inc. on Form 10-Q for the Quarter ended June 30, 2023 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shore Bancshares, Inc.

Date: August 14, 2023	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 14, 2023	/s/ Todd L. Capitani
Todd L. Capitani
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)